The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- NORTHERN CALIFORNIA

Balances as of 8/01/04

Total Current Balance:	115,668,410
Total Original Balance:	115,697,302

Number Of Loans:	308

			Minimum	Maximum
Average Current Balance:	$375,546.79		$46,800.00	$1,000,000.00
Average Original Amount:	$375,640.59		$46,800.00	$1,000,000.00

Weighted Average Gross Coupon:	1.710%		1.250	4.988%
Weighted Average Gross Margin:	2.950%		2.300	3.700%
Weighted Average Max Int Rate:	10.012%		9.950	10.500%

Weighted Average Original Ltv:	72.30%		20.66	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	710		620	816

Weighted Average Original Term:	392	months	360	480	months
Weighted Average Remaining Term:	391	months	358	479	months
Weighted Average Seasoning:	1	months	1	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	100.00 % California
Maximum Zip Code Concentration ($):	2.10% 95122 (San Jose, CA)

First Pay Date:			Jul 01, 2004	Aug 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Jul 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
46,800 - 50,000	1	46,800.00	0.04
100,001 - 150,000	15	2,005,575.02	1.73
150,001 - 200,000	23	4,113,537.67	3.56
200,001 - 250,000	32	7,423,597.37	6.42
250,001 - 300,000	39	10,951,277.83	9.47
300,001 - 350,000	47	15,256,774.70	13.19
350,001 - 400,000	44	16,587,784.50	14.34
400,001 - 450,000	22	9,347,509.45	8.08
450,001 - 500,000	22	10,560,731.14	9.13
500,001 - 550,000	17	8,978,208.76	7.76
550,001 - 600,000	24	13,964,184.86	12.07
600,001 - 650,000	6	3,826,520.00	3.31
650,001 - 700,000	6	4,005,500.00	3.46
700,001 - 750,000	1	746,250.00	0.65
750,001 - 800,000	3	2,341,000.00	2.02
800,001 - 850,000	2	1,649,000.00	1.43
900,001 - 950,000	1	924,700.00	0.80
950,001 - 1,000,000	3	2,939,459.08	2.54
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	230	85,050,924.44	73.53
480	78	30,617,485.94	26.47
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	230	85,050,924.44	73.53
471 - 479	78	30,617,485.94	26.47
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	163	79,563,345.07	68.79
CON	145	36,105,065.31	31.21
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	263	98,198,407.14	84.90
PUD	29	12,642,175.31	10.93
Condominium	16	4,827,827.93	4.17
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	271	105,361,446.14	91.09
Investor	34	9,116,214.24	7.88
Second Home	3	1,190,750.00	1.03
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	160	56,410,871.05	48.77
Purchase	73	32,102,037.92	27.75
Rate/Term Refinance	75	27,155,501.41	23.48
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	211	85,253,298.48	73.70
Express Documentation	65	19,343,559.22	16.72
Full Documentation	19	6,775,362.55	5.86
Alternative Documentation	13	4,296,190.13	3.71
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
20.66 - 25.00	1	125,000.00	0.11
30.01 - 35.00	3	539,000.00	0.47
35.01 - 40.00	8	1,335,745.48	1.15
40.01 - 45.00	14	4,335,759.45	3.75
45.01 - 50.00	8	2,802,467.08	2.42
50.01 - 55.00	11	3,482,767.97	3.01
55.01 - 60.00	12	3,283,858.29	2.84
60.01 - 65.00	16	6,299,673.71	5.45
65.01 - 70.00	33	12,185,144.98	10.53
70.01 - 75.00	64	25,717,188.25	22.23
75.01 - 80.00	116	47,959,285.72	41.46
80.01 - 85.00	6	1,980,690.97	1.71
85.01 - 90.00	16	5,621,828.48	4.86
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	308	115,668,410.38	100.00
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	225	88,664,303.12	76.65
1.501 - 2.000	28	7,577,726.00	6.55
2.001 - 2.500	17	6,090,736.56	5.27
3.501 - 4.000	2	617,649.68	0.53
4.001 - 4.500	27	9,571,539.87	8.27
4.501 - 4.988	9	3,146,455.15	2.72
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	208	79,530,104.08	68.76
10.001 - 10.500	100	36,138,306.30	31.24
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	7	3,038,107.71	2.63
2.501 - 3.000	166	67,815,577.95	58.63
3.001 - 3.500	125	42,713,497.52	36.93
3.501 - 3.700	10	2,101,227.20	1.82
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	7	3,038,107.71	2.63
2.501 - 3.000	166	67,815,577.95	58.63
3.001 - 3.500	125	42,713,497.52	36.93
3.501 - 3.700	10	2,101,227.20	1.82
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	308	115,668,410.38	100.00
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	2	791,250.00	0.68
621 - 640	25	9,381,175.95	8.11
641 - 660	30	11,037,988.45	9.54
661 - 680	44	16,684,582.29	14.42
681 - 700	41	14,368,913.40	12.42
701 - 720	42	17,721,747.13	15.32
721 - 740	26	8,680,885.27	7.50
741 - 760	30	10,573,428.67	9.14
761 - 780	37	14,040,339.22	12.14
781 - 800	26	10,908,700.00	9.43
801 - 816	5	1,479,400.00	1.28
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	308	115,668,410.38	100.00
Total	308	115,668,410.38	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	308	115,668,410.38	100.00
Total	308	115,668,410.38	100.00